UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act OF 1934

Date of report (Date of earliest event reported): March 11, 2025

CRA International, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	000-24049	04-2372210
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 Clarendon Street Boston, Massachusetts	02116-5092
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (617) 425-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CRAI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2025, Daniel K. Mahoney notified CRA International, Inc. (the “Company”) that he will resign from his role as the Company’s Chief Financial Officer, Executive Vice President and Treasurer, effective April 11, 2025, for a new opportunity outside of the consulting industry. Effective April 11, 2025, Chad Holmes, the Company’s Executive Vice President and Chief Corporate Development Officer, will assume the role of interim Chief Financial Officer while the Company, with the assistance of a leading executive search firm, conducts a search for a permanent replacement.

Mr. Holmes, age 52, joined the Company in 2004 and has served as the Company’s Chief Corporate Development Officer since 2020. He has been a member of the senior management team since 2009 and an Executive Vice President since 2014. From 2014 to 2020, he served as the Company’s Chief Financial Officer and Treasurer.

Mr. Holmes is not a party to any transaction, and there is no currently proposed transaction with Mr. Holmes, that is required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no family relationships between Mr. Holmes and any of the Company’s directors or executive officers. Mr. Holmes is not a party to any arrangement or understanding regarding his appointment as interim Chief Financial Officer.

Item 7.01.	Regulation FD Disclosure.

On March 13, 2025, the Company issued a press release related to the matters described in Item 5.02 of this Current Report on Form 8-K. A copy of this press release is furnished herewith as Exhibit 99.1.

The information contained in Item 7.01 of this report and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Number	Title
99.1	Press release, dated March 13, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRA INTERNATIONAL, INC.

Dated: March 13, 2025	By:	/s/ Daniel K. Mahoney
Daniel K. Mahoney
Chief Financial Officer, Executive Vice President and Treasurer